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                        14(a) of the Securities Exchange
                          Act of 1934 (Amendment No. )

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--------------------------------------------------------------------------------
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


                                TABLE OF CONTENTS
                                -----------------

GENERAL INFORMATION................................................................................1

VOTING PROCEDURES..................................................................................1

MANAGEMENT AND CORPORATE GOVERNANCE................................................................2

   DIRECTORS OF THE COMPANY........................................................................3
      Nominees for Election........................................................................3
      Directors Continuing in Office...............................................................4
   EXECUTIVE OFFICERS OF THE COMPANY...............................................................5
   MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS...............................................6
      Audit Committee..............................................................................6
      Nominating Committee.........................................................................7
      Personnel Committee..........................................................................8
   SHAREHOLDER COMMUNICATIONS WITH THE BOARD.......................................................9
   TRANSACTIONS BETWEEN MANAGEMENT AND BANK........................................................9
   ATTENDANCE OF DIRECTORS AT ANNUAL MEETING.......................................................9

COMPENSATION OF MANAGEMENT.........................................................................9

   EXECUTIVE OFFICERS..............................................................................9
      Summary Compensation Table..................................................................10
      Option/SAR Grants In Last Fiscal Year.......................................................11
      Aggregated Options/SAR Exercises In Last Fiscal Year and FY-End Option/SAR Values...........11
      Pension Plan Table..........................................................................12
      Employment Contracts........................................................................12
      Personnel Committee Report On Executive Compensation........................................14
      Stock Performance Graph.....................................................................15
   DIRECTOR'S COMPENSATION........................................................................16
      Director's Deferred Compensation Plans......................................................16

STOCK OWNERSHIP BY MANAGEMENT AND BENEFICIAL OWNERS...............................................18

   SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE........................................19

OTHER MATTERS.....................................................................................19

   SHAREHOLDER PROPOSALS FOR THE 2006 ANNUAL MEETING OF SHAREHOLDER...............................19
   OTHER BUSINESS.................................................................................19
   INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS.......................................................20
   ANNUAL REPORT ON FORM 10-K.....................................................................20
   OBTAINING MULTIPLE COPIES OF THE PROXY STATEMENT AND ANNUAL REPORT.............................20

                         JUNIATA VALLEY FINANCIAL CORP.

                             Bridge and Main Streets
                               Post Office Box 66
                              Mifflintown, PA 17059
                            Telephone (717) 436-8211

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


                       Date:            May 17, 2005
                       Time:            10:30 a.m.
                       Place:           Clarion Inn, Burnham, Pennsylvania

MATTERS TO BE VOTED ON:

     1.   Election of Directors: Election of six Class C Directors to serve
          ----------------------
          until the 2008 annual meeting.

     2.   Other Business: Any other business properly brought before the
          ---------------
          shareholders at the meeting.

     You can vote your shares of common stock if our records show that you owned the shares at the close of business on April 8, 2005 (the "Record Date"). Your vote at the annual meeting is very important to us. Please vote your shares of common stock by completing the enclosed proxy and returning it to us in the enclosed prepaid envelope. This proxy will not be used if you are present at the meeting and desire to vote in person.


                                            BY ORDER OF THE BOARD OF DIRECTORS



                                            RONALD H. WITHERITE
                                            Secretary

Mifflintown, Pennsylvania
April 12, 2005

                                 PROXY STATEMENT

                                 APRIL 12, 2005

                               GENERAL INFORMATION
                               -------------------

     This proxy statement has information about the 2005 annual meeting of shareholders of Juniata Valley Financial Corp. We refer to Juniata Valley Financial Corp. in this proxy statement as the "Company" or "we," "our" or "us." The Company is the holding company for Juniata Valley Bank, which we refer to as the "Bank." The enclosed proxy is being solicited by the Board of Directors of the Company for use at the annual meeting. We first mailed this proxy statement and the enclosed proxy card to shareholders on April 12, 2005.

     We will pay the costs of preparing, printing and mailing the proxy and all related materials. In addition to sending you these materials, some of our employees may contact you by telephone, by mail or in person.

     Our executive offices are located at 218 Bridge Street, Mifflintown, Pennsylvania 17059, and our telephone number is (717) 436-8211. Our mailing address is P.O. Box 66, Mifflintown, PA 17059.


                                VOTING PROCEDURES
                                -----------------

WHO CAN VOTE?

     You can vote your shares of common stock if our records show that you owned the shares at the close of business on April 8, 2005 (the "Record Date"). A total of 2,278,630 shares of common stock were outstanding on the Record Date, and can vote at the annual meeting. As of the Record Date, the Trust Department of our "Bank", as sole trustee, held 97,036 shares of the Company's common stock, which is 4.26% of the total number of shares outstanding as of that date. Pursuant to the Bank's policy, the Trust Department will vote these shares at the annual meeting in favor of the election of the nominated directors and, as to other matters, in the manner consistent with management's recommendations, as long as voting authority is conferred on the Trust Department in the trust or account instrument.

     You get one vote for each share of common stock that you own, and there is no cumulative voting for the election of directors. The enclosed proxy card shows the number of shares you can vote. We will hold the annual meeting if the holders of a majority of the shares of the common stock entitled to vote either sign and return their proxy cards or attend the meeting in person.

WHAT VOTE IS REQUIRED?

     The directors will be elected by a plurality of the votes cast. Because six directors are being elected at the 2005 annual meeting, the six nominees receiving the greatest number of votes will be elected. All other matters to be voted on at the annual meeting must be approved by the holders of a majority of the shares of common stock present at the annual meeting in person or by proxy.

WHAT IF OTHER MATTERS COME UP AT THE ANNUAL MEETING?

     The matters described in this proxy statement are the only matters we know will be voted on at the meeting. If other matters are properly presented at the annual meeting, the proxy holders named in the enclosed proxy card will vote your shares in accordance with their best judgment.

HOW ARE VOTES COUNTED?

     At the annual meeting, our judges of election will manually count all votes which are cast in person or by proxy. Voting is an important right of shareholders. Abstentions will be counted for purposes of determining whether there is a quorum, but they will not be counted as votes. Broker non-votes, which occur when a broker or a bank holding your shares does not have discretion to vote on your behalf or has not received voting instructions from you, may be counted to determine whether there is a quorum but will not be counted as a vote on any matter.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

     Yes. At any time before the vote on a proposal, you can change your vote either by:

          o Giving the Company's secretary a written notice revoking your proxy card; or

          o    Signing, dating and returning to us a new proxy card.

     We will honor the proxy card with the latest date.

CAN I VOTE IN PERSON AT THE ANNUAL MEETING?

     Yes. We encourage you to complete and return the proxy card to ensure that your vote is counted. However, you may attend the meeting and vote in person whether or not you have previously returned a proxy card.

                       MANAGEMENT AND CORPORATE GOVERNANCE
                       -----------------------------------

                            DIRECTORS OF THE COMPANY

NOMINEES FOR ELECTION AS DIRECTORS TO CONTINUE IN OFFICE UNTIL THE 2008 ANNUAL MEETING
--------------------------------------------------------------------------------

     With respect to electing directors, the Company's bylaws provide as follows:

     o The board of directors will consist of not less than five nor more than 25 directors;

     o There will be three classes of directors (A, B and C), as nearly equal in number as possible;

     o    Each class will be elected for a term of three years; and

     o Each class will be elected in a separate election so that the term of office of one class of directors will expire each year.

     At the annual meeting, we will nominate the six persons named below as directors. Although we do not know of any reason why any of these nominees might not be able to serve, we will propose a substitute nominee if any nominee is not available for election. The proxy holders named on the proxy card intend to vote for the election of the six persons listed as the directors named below to serve until the 2008 annual meeting. Unless you indicate otherwise, your proxy will be voted in favor of the election of those nominees. Each nominee for the position of Class C Director is currently a director of the Company and the Bank, and was recommended for nomination by the Nominating Committee of the Board of Directors. Besides their service to the Company and the Bank, none of the nominees or continuing directors has been occupied in businesses that are affiliates or subsidiaries of the Company or the Bank.

     Joe E. Benner. Mr. Benner, age 66, has been the owner and principal of Benner Automotive, a retail vehicle sales company based in Mifflintown, Pennsylvania, since 1985. He has been a director of the Bank and the Company since 1996 and has served as the Chair of the Board's Audit Committee since 2001.

     Francis J. Evanitsky. Mr. Evanitsky, age 62, has been the President and a director of the Bank and the Company since 1998. In 2000 Mr. Evanitsky became the CEO of the Bank and Company. Prior to 1998, Mr. Evanitsky was the President and CEO of the Lewistown Trust Company, which merged into the Bank in 1998.

     Philip E. Gingerich, Jr. Mr. Gingerich, age 46, has been the president of Central Insurance Group, Inc, an insurance agency based in Lewistown, Pennsylvania, since 1982. He has been a director of the Company and the Bank since 1998.

     Dale G. Nace. Mr. Nace, age 60, was the owner and principal of Glenn Nace, Inc., a cooling and heating contracting company based in Millerstown, Pennsylvania, from 1975 until his retirement in 2003. Mr. Nace is currently the owner and principal of GlenDale Storage, a storage business also based in Millerstown. He has been a director of the Company and the Bank since 1992.

     Harold B. Shearer. Mr. Shearer, age 69, owned and operated a farming business in East Waterford, Pennsylvania from 1961 until his retirement in 1994. He has been a director of the Company and the Bank since 1988.

     Jan G. Snedeker. Mr. Snedeker, age 58, has been the president of Snedeker Oil, Inc., a heating oil, gas station and propane business based in Lewistown, Pennsylvania, since 1995. He has been a director of the Company and the Bank since 1998.

                         DIRECTORS CONTINUING IN OFFICE
                         ------------------------------

DIRECTORS TO CONTINUE IN OFFICE UNTIL THE 2006 ANNUAL MEETING (CLASS A)
-----------------------------------------------------------------------

     A. Jerome Cook. Mr. Cook, age 64, was the President and CEO of the Bank and the Company until 1998 when he then became CEO and Chairman of the Board until his retirement as CEO in 2000. He has been a director of the Bank since 1976 and of the Company since its formation in 1983.

     Martin L. Dreibelbis. Mr. Dreibelbis, age 51, has been a member of the Board of the Company and the Bank since 1998 and served as Chairman of the Board from 2001 to 2004. He is currently serving as Vice-Chairman of the Company's Board. He has been a self-employed consultant to the petroleum industry since 1992.

     Marshall L. Hartman. Mr. Hartman, age 66, has been the owner and principal of Traditions, Ltd. an antique gallery based in Lewistown, PA since 1992. Mr. Hartman was the President and CEO of Lewistown Trust Company, based in Lewistown, Pennsylvania, from 1977 to 1997. Throughout his twenty years as CEO of Lewistown Trust Company, Mr. Hartman also acted in the role of Chief Financial Officer of that organization and was responsible for the preparation of the financial statements submitted by the Lewistown Trust Company to its shareholders and to banking regulators. He has been a director of the Company and the Bank since 1998.

     Robert K. Metz. Mr. Metz, age 63, was the President of Metz Poultry Farms, Inc., a poultry production and sales company based in Belleville, Pennsylvania, from 1985 until his retirement in 2003. He has been a director of the Company and the Bank since 1998.

     Richard M. Scanlon, DMD. Dr. Scanlon, age 56, has owned and operated his own dentistry practice, based in Lewistown, Pennsylvania, since 1979. He has been a director of the Company and the Bank since 1998.

DIRECTORS TO CONTINUE IN OFFICE UNTIL THE 2007 ANNUAL MEETING (CLASS B)
-----------------------------------------------------------------------

     Don E. Haubert. Mr. Haubert, age 65, has been the president of Haubert Homes, Inc., a residential development and home-building company based in Camp Hill, Pennsylvania, since 1996. He has been a director of the Bank since 1975 and of the Company since its formation in 1983.

     Timothy I. Havice. Mr. Havice, age 57, has been the owner and principal of
T. I. Havice Development, a development company based in Lewistown, Pennsylvania, since 1975. He has been a director of the Bank and the Company since 1998 and is currently serving as Chairman of the Company's Board.

     Charles E. Hershberger. Mr. Hershberger, age 59, has been the president of Stonewall Equity, Inc., an investment company, since 1996 and was president of Hoenstine Funeral Homes, Inc., based in Lewistown, Pennsylvania, from 1987 to 2002. He has been a director of the Bank and the Company since 1998.

     John A. Renninger. Mr. Renninger, age 69, was the president of A. D. Renninger Lumber Co., a lumber company and manufacturer of lumber products, based in Richfield, Pennsylvania, from 1968 to 2002 and is now retired. He has been a director of the Bank since 1979 and of the Company since its formation in 1983.

     Ronald H. Witherite. Mr. Witherite, age 67, has been the president and owner of Ron's Fruit Market, Inc., a retail grocery store and lawn and garden equipment center based in Reedsville, Pennsylvania, since 1969. He has been a director of the Bank and the Company since 1992.

                        EXECUTIVE OFFICERS OF THE COMPANY

     In addition to Mr. Evanitsky, the following individuals serve as executive officers of the Company. The officers will hold office until their successors are elected.

     Judy R. Aumiller. Ms. Aumiller, age 62, has been Sr. Vice President of Operations since 1989.

     William L. Barnett. Mr. Barnett age 53, Sr. has been Vice President Trust & Investment Division Manager since 2003. Prior to joining the Company, Mr. Barnett held positions as Account Manager and Vice President of Retirement Services at other financial institutions.

     Pamela S. Eberman. Ms. Eberman, age 53, has been the Sr. Vice President of Human Resources since 2002. Prior to 2002 Ms. Eberman held the position of Vice President of Human Resources.

     Linda L. Engle. Ms. Engle, age 52, has been the Treasurer of the Company and the Chief Financial Officer since 1992 and Executive Vice President since 1998.

     Edward L. Kauffman. Mr. Kauffman, age 52, has been Sr. Vice President of Loan Administration since 1989.

     Thomas L. Parrish. Mr. Parrish, age 58, has been Sr. Vice President Community Banking Division Manager since 2002. Prior to joining the Company, Mr. Parrish held positions as Vice President, and Area Manager of other financial institutions.

     Lou Ann Wilson. Ms. Wilson, age 52, has been Vice President, Compliance Officer since 2001. Ms. Wilson also held the position of Community Office Manager prior to becoming the Company's Compliance Officer.

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors of the Company met 12 times in 2004. No director attended fewer than 75% of the total number of meetings of the Board and the committee(s) on which he served. The Board has standing audit, nominating and personnel committees, in addition to other committees that are more specifically related to the banking business. Following are descriptions of those committees and reports from the audit and personnel committees.

                                 AUDIT COMMITTEE
                                 ---------------

               Members, Number of Meetings, Function, Charter and
                        Audit Committee Financial Expert
               --------------------------------------------------

     The members of the Audit Committee are Joe Benner Chairman, Marshall Hartman, Don Haubert, Charles Hershberger and Robert Metz. Each member is an independent director, based on the qualifications for independence established by the Nasdaq Stock Market, Inc. and applicable Securities and Exchange Commission regulations. The Board of Directors has determined that Mr. Hartman is an audit committee financial expert. The Audit Committee, which met six times in 2004, oversees the Company's financial reporting process on behalf of the Board of Directors. The Committee, along with the Board of Directors, has formally adopted an audit committee charter setting forth its responsibilities. A copy of the charter was included in the Company's proxy statement for the 2004 annual meeting of shareholders, as filed with the Securities and Exchange Commission on March 23, 2004.

                          Report of the Audit Committee
                          -----------------------------

     Management has the primary responsibility for the financial statements and the reporting process including the systems of internal control. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability of the accounting principles, the reasonableness of significant judgments and the clarity of disclosure in the financial statements.

     The Committee reviewed with the independent auditors who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, "Communications with Audit Committees." We have also received from Beard Miller Company LLP, the Company's independent auditors, written disclosures and a letter concerning the firm's independence from the Company, as required by Independence Standards Board No. 1, "Independence Discussions with Audit Committees."

     The Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting.

     In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2004 for filing with the Securities and Exchange Commission. The Committee and the Board of Directors have also approved the selection of Beard Miller Company LLP as the Company's independent auditors for 2005.

     By: Joe Benner, Chairman, Charles Hershberger, Marshall Hartman, Don Haubert and Robert Metz

                              NOMINATING COMMITTEE
                              --------------------

                     Members, Meetings, Function and Charter
                     ---------------------------------------

     The members of the Nominating Committee are Joe Benner, Martin Dreibelbis, Philip Gingerich, Jr., Timothy Havice and Harold Shearer. Each member is an independent director, based on the qualifications for independence established by the Nasdaq Stock Market, Inc. The function of the Committee is to identify and recommend qualified candidates for election to the Board of Directors and to nominate candidates to fill vacancies that occur between shareholder meetings. A current copy of the charter is posted on the Bank's website at jvbonline.com, under the Investor Relations tab. The Nominating Committee met three times in 2004. Before recommending candidates for election to the Board, the Nominating Committee will consider the candidate's character, judgment, business experience, expertise and acumen, as well as any other criteria contained in the bylaws for membership on the Board.

          Process for Identifying and Evaluating Nominees for Director
          ------------------------------------------------------------

     The Committee will utilize current board members, management and other appropriate sources to identify potential nominees. The Committee will conduct any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board of Directors, and recommend nominees for approval by the Board of Directors and stockholders. The Committee's process for the consideration of potential nominees will be the same for nominees identified by shareholders, as well as the other sources identified above. The Committee will only recommend a candidate for nomination if the candidate possesses the following qualifications:

     o    personal integrity and ethical character;

     o no interests that would materially impair his or her ability to exercise independent judgment or otherwise discharge the fiduciary duties owed as a director to the Company and its shareholders;

     o able to represent fairly and equally all shareholders of the Company without favoring or advancing any particular shareholder or other constituency of the Company;

     o achievement in one or more fields of business, professional, governmental, communal, scientific or educational endeavor;

     o sound judgment, borne of management or policy-making experience (which may be as an advisor or consultant), that demonstrates an ability to function effectively in an oversight role; and

     o a general appreciation regarding major issues facing public companies of a size and operational scope similar to the Company, including corporate governance concerns, regulatory obligations of the Company, strategic business planning, competition in the Company's market and basic concepts of corporate finance.

     The Nominating Committee will receive and consider nominee recommendations that shareholders address to the Secretary of the Company at the address listed on the first page of this proxy statement. If shareholders wish to nominate candidates for election at the Company's annual meeting of shareholders, however, they must comply with additional procedures contained in the Company's bylaws. To nominate someone at the annual meeting, you must deliver or mail a notice to the secretary of the Company not less than 45 days prior to the date of the annual meeting. Your notice must state your name and residence address and the number of shares of the Company which you own. Your notice must also contain the following information on each proposed nominee:

     the name, address and age of the nominee;

     the principal occupation of the nominee;

     the number of shares of the Company common stock owned by the nominee; and

     the total number of shares that, to your knowledge, will be voted for the nominee.

If you do not follow this procedure, the Chairman of the meeting will disregard a nomination made at the annual meeting, and the judges of election will disregard any votes cast for your nominees.

                               PERSONNEL COMMITTEE
                               -------------------

           Compensation Committee Interlocks and Insider Participation
           -----------------------------------------------------------

     The Personnel Committee makes recommendations to the Board regarding executive compensation. Its members are Martin Dreibelbis, Chairman, Jan Snedeker, Richard Scanlon and Ronald Witherite, each of whom is independent based on the qualifications for independence established by the Nasdaq Stock Market, Inc. The Committee met seven times in 2004. The report of the Personnel Committee is contained in the section of this Proxy Statement entitled "Compensation of Management." None of the members of the Personnel Committee has been an officer or employee of the Company or the Bank at any time. As is the case with other Board members, any indebtedness of the members of the Personnel Committee to the Bank is on the same terms, including interest rates and collateral on loans, as those prevailing at the time for comparable transactions with others, and did not involve more than the normal risk of collectibility or present other unfavorable features.

                    SHAREHOLDER COMMUNICATIONS WITH THE BOARD

     The Board has established a process whereby shareholders are able to communicate directly with the Board by addressing communications either to the Audit Committee Chair, or in the case of recommendations for Board candidates, the Secretary, c/o Juniata Valley Financial Corporation, Bridge and Main Streets, Post Office Box 66, Mifflintown, Pennsylvania 17059. Every communication sent to the Audit Committee Chair will be delivered directly to that director, who will in turn forward the communication to the specific member of the Board to whom it has been addressed and to the Board as a whole. All communications regarding nominations that are sent to the Secretary will be forwarded to the Chair of the Nominating Committee.

                    TRANSACTIONS BETWEEN MANAGEMENT AND BANK

     During 2004, the Bank had and expects to continue having banking transactions in the ordinary course of business with our directors and executive officers on the same terms, including interest rates and collateral on loans, as those prevailing at the time for comparable transactions with others. Management believes that these loans present no more than the normal risk of collectibility or other unfavorable features. During 2004, the highest aggregate amount of credit the Bank extended to directors, officers and their associates, either directly or indirectly, did not exceed 10% of equity capital. Also during 2004, extension of credit to any one director, officer, or principal shareholder did not exceed 5% of equity capital.

                   ATTENDANCE OF DIRECTORS AT ANNUAL MEETINGS

     The Board has adopted a policy requiring the attendance of all directors at the annual meeting, absent extenuating circumstances. All members of the Board attended the 2004 annual meeting.

                           COMPENSATION OF MANAGEMENT
                           --------------------------

                               EXECUTIVE OFFICERS

     The following tables and reports apply to the compensation Mr. Evanitsky earned and was paid in 2004. Pursuant to the rules of the Securities and Exchange Commission, we have only included Mr. Evanitsky's compensation information in this proxy statement, because he is the only executive officer of the Company who earned more than $100,000 in salary and bonus in 2004.


                           SUMMARY COMPENSATION TABLE


                                                                         LONG TERM COMPENSATION
                                                                         ----------------------
                                                                -----------------------------------------
                                 ANNUAL COMPENSATION                       Awards               Payouts
                                 -------------------                       ------               -------
                        ---------------------------------------------------------------------------------
     (a)         (b)        (c)           (d)          (e)          (f)            (g)            (h)         (i)
     ---         ---                      ---                                      ---            ---         ---
     Name                                             Other     Restricted      Securities                 All Other
                                                     Annual
     and                                             Compen-       Stock        Underlying       LTIP       Compen-
  Principal                                          sation       Awards         Options/       Payouts     sation 2
                                                                                                   1
   Position      Year    Salary ($)   Bonus ($)        ($)          ($)          SARs (#)         ($)         ($)
----------------------------------------------------------------------------------------------------------------------

Francis J.
Evanitsky,       2004     158,356       38,451          -            -            1,976            -        64,569
President        2003     151,501        2,057          -            -            2,540            -        59,909
and CEO          2002     148,271        1,185          -            -            2,544            -        55,346

(1) The Company does not maintain any Long-Term Incentive Plans as defined by the Securities and Exchange Commission.

(2)  Mr. Evanitsky received $9,000 in 2004, $8,700 in 2003, and $8,400 in 2002, as compensation for serving as a director of the Company and the Bank. Mr. Evanitsky is provided with the use of an automobile, and the compensation element of this automobile was $3,346 in 2004, $2,988 in 2003, and $2,421 in 2002. In 2004, 2003, and 2002, benefits were accrued for Mr. Evanitsky under supplemental retirement, director's retirement and split dollar life insurance agreements, described below, in the amounts of $52,223, $48,221, and $44,525 respectively.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

     At the 2000 annual meeting, the shareholders of the Company approved the 2000 Incentive Stock Option Plan, which is the only stock option plan that the Company maintains. The following table shows the options awarded to Mr. Evanitsky in 2004.


----------------------------------------------------------------------------------------------------------------
                                                                                          Potential Realizable
                                                                                            Value at Assumed
                                                                                             Annual Rates of
                                                                                               Stock Price
                                   Individual Grants                                          Appreciation
----------------------------------------------------------------------------------------------------------------
            (a)                   (b)               (c)            (d)          (e)         (f)         (g)
                               Number of
                               Securities       % of Total
                               Underlying      Options/SARS     Exercise
                              Options/SARS      Granted to       Or Base
                                Granted        Employees in       Price      Expiration
          Name                    (#)           Fiscal Year      ($/Sh)         Date       5%($)      10%($)
          -----                   ---           -----------      ------         ----       -----      ------
-----------------------------------------------------------------------------------------------------------------

Francis J. Evanitsky,            1,976              41%           40.50       11/15/14     50,329     127,544
President & CEO

             AGGREGATED OPTION/SAR EXERCISED IN LAST FISCAL YEAR AND
                            FY-END OPTION/SAR VALUES

     Mr. Evanitsky did not exercise any options in 2004. The following table shows the value of all unexercised options and the number of in-the-money unexercised options held by Mr. Evanitsky as of the end of 2004.


           (a)                       (b)                    (c)                   (d)                    (e)
                                                                                Number
                                                                                  of
                                                                               Securities
                                                                               Underlying        Value of Unexercised
                                                                               Unexercised           In-the-Money
                                                                            Options/SARs at        Options/SARs at
                                                                               FY-End (#)             FY-End ($)

                             Shares Acquired on                               Exercisable/           Exercisable/
           Name                 Exercise (#)       Value Realized ($)        Unexercisable          Unexercisable
-----------------------------------------------------------------------------------------------------------------------

Francis J. Evanitsky,               -0-                    -0-                 4972/4517           $66,368/34,305
President & CEO

                               PENSION PLAN TABLE

     We maintain a pension plan for employees of the Company and the Bank, in which Mr. Evanitsky participates. The following table shows the annual benefits payable to a participant in the plan, assuming that the participant retires at age 65.



                                                                     Years of Service
                                                                     ----------------
                             -------------------------------------------------------------------------------------------------
     Remuneration                   15                20                  25                  30                  35
                                    --                --                  --                  --                  --

     100,000                     $17,814            $23,752             $29,690             $35,628             $41,566
     120,000                     $22,914            $30,552             $38,190             $45,828             $53,466
     140,000                     $28,014            $37,352             $46,690             $56,028             $65,366
     160,000                     $33,114            $44,152             $55,190             $66,228             $77,266
     180,000                     $38,214            $50,952             $63,690             $76,428             $89,166
     200,000                     $43,314            $57,752             $72,190             $86,628            $101,066

     The compensation covered by the Pension Plan includes salary and bonuses, as shown in columns (c) and (d) on the Summary Compensation Table. Benefits are computed on the basis of straight line annuity amounts. The benefits listed do not take into account deductions for Social Security or other offset amounts. As of December 31, 2004, Mr. Evanitsky had 8 years of credit service under the Pension Plan.

                              EMPLOYMENT CONTRACTS

     In 1998, we entered into an employment agreement with Mr. Evanitsky. The agreement provides that we will pay Mr. Evanitsky severance compensation equal to 2.95 times his average annual compensation over the five years immediately preceding termination of his employment if:

     o    Mr. Evanitsky's employment is terminated without cause;

     o Mr. Evanitsky's employment is terminated by either Mr. Evanitsky or us at any time during the six months before or nine months after a change in control of the Company and the Bank.

     The agreement will expire when Mr. Evanitsky retires. In addition to his employment agreement, Mr. Evanitsky participates in the Supplemental Retirement and Split Dollar Life Insurance Agreements for Selected Officers compensation arrangement.

       Supplemental Retirement and Split Dollar Life Insurance Agreements
                             for Selected Officers
       ------------------------------------------------------------------

     In order to attract and retain key officers and to encourage such officers to remain with the Bank, the Bank has provided certain officers with retirement and death benefits, as described below; supplementing the retirement benefits they will receive under the qualified retirement plans.

     The agreements provide the selected officers with supplemental retirement income benefits upon reaching age 65 with a reduced benefit available at age 62; such benefit is to be paid in 180 equal monthly installments. Benefits are also payable upon disability, early retirement, and change in control or death. It is projected that the supplemented retirement income benefit will allow each participant to receive an annual retirement benefit of 50% to 80% of his or her final salary, when such supplemental retirement benefit is added to the annual benefit that will be available from social security and the other retirement plan benefits sponsored by the Bank. In addition, the selected officers will be eligible to retain life insurance coverage equal to one or two times their final salary, if they comply with the terms of their split dollar agreements. The officer will not be required to contribute any premium payments, but will have the economic value of the coverage included in taxable income. Supplemental retirement income benefits accrue monthly, but no vesting occurs until age 62. The estimated liability under the agreements is accrued as earned by the employee. Benefits were accrued for Mr. Evanitsky in 2004 in the amount of $42,695. Under the supplemental retirement plan, Mr. Evanitsky will be paid $30,000 annually for fifteen years upon his retirement at normal retirement age. This amount is in addition to the annual benefits payable to Mr. Evanitsky under the pension plan, as shown on the Pension Plan Table.

     The program is funded with life insurance and is not expected to result in any material cost to the Bank.

                         Executive Annual Incentive Plan
                         -------------------------------

     Effective January 1, 2004, the Board of Directors adopted an Executive Annual Incentive Plan. The objectives of the plan are to motivate and reward members of the executive management team for positive performance of the Bank, provide a form of compensation to the executives that is linked to their individual and collective performances and emphasize the growth and profitability of the Company. The overall focus of the plan is to motivate the executive management team to achieve annual performance objectives which are coordinated with the long-term objectives of the Company.

     Participants in the plan include Mr. Evanitsky, subject to the Board's discretion, and those executive officers who Mr. Evanitsky determines should be included. To participate, an executive must have executive-level responsibilities that have a meaningful impact on the Bank's financial performance. If an executive's participation ceases as a result of his or her retirement, death or disability, the Company may make a payment under the plan that is pro-rated through the end of the executive's employment.

     The Board bases its awards under the plan on various financial performance factors, such as the Company's return on assets, return on equity, net income, and earnings per share. Additionally, awards may be based on unit, team and individual performance objectives. The Board determines the quantifiable objectives and weighting for each factor at the beginning of the year. Generally, any award to the Chief Executive Officer is based solely on the financial performance of the Company. Awards to other executives are based primarily on their individual performances. Payment of awards, if any, occurs within ninety days of the end of each fiscal year.

              PERSONNEL COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Personnel Committee makes recommendations to the Board of Directors regarding executive compensation. The Board of Directors then reviews and ratifies the Personnel Committee's recommendations.

     The Personnel Committee's objective is to provide a level of salary competitive with that offered by other similar regional bank holding companies and banks. The Personnel Committee, working with an outside consultant on executive compensation, reviews the results of several salary and compensation surveys. Although the Company pays awards to certain executive officers under the Executive Annual Incentive Plan based on the Company's financial performance, executive compensation is not based solely on the Company's corporate performance. Other than the financial performance component of awards under the Executive Annual Incentive Plan, the process of determining executive compensation is mostly subjective and not based on quantitative data.

     Mr. Evanitsky participated in the Executive Annual Incentive Plan in 2004. As a result of the Company's financial performance, Mr. Evanitsky's award was $27,712, which is included in the bonus column of the Summary Compensation Table on Page 10. The Board of Directors established earnings of $2.45 per share and a return on average equity of 11.80% as thresholds that the Company would be required to meet in 2004, in order for Mr. Evanitsky to receive any bonus under the plan. The Company achieved these thresholds, and the Board calculated the financial performance component of the award on the basis of the Company's actual results.

     In addition to the Executive Annual Incentive Plan described above, in 2004 Mr. Evanitsky participated in two other bonus programs in which all of our employees participate, under which Mr. Evanitsky received bonuses of $739. Additionally, Mr. Evanitsky received a bonus in 2004 in the amount of $10,000, which was based on Mr. Evanitsky's individual performance in 2003 and was based on subjective factors.

     By: Martin Dreibelbis, Chairman, Jan Snedeker, Richard Scanlon and Ronald Witherite.

                             STOCK PERFORMANCE GRAPH

     The following graph shows the yearly percentage change in the Company's cumulative total shareholder return on its common stock from December 31, 1999 to December 31, 2004 compared with, the Russell 3000 Index and a peer group index, (the "Juniata Valley Bank Peer Group"), consisting of eight Pennsylvania bank holding companies. The bank holding companies in the Juniata Valley Bank Peer Group are ACNB Corporation, Citizens & Northern Corporation, Codorus Valley Bancorp, Inc., Columbia Financial Corp., Community Banks, Inc., Fidelity D & D Bancorp, Inc., PennRock Financial Services Corp., and Union National Financial Corp. These companies were selected for our Juniata Valley Peer Group, because they are community-based banks of similar market capitalization. The Company has selected the Russell 3000 Index for inclusion in the graph, because it contains a broader array of publicly traded companies and provides a more comprehensive market comparison than the S&P 500.


                   [TOTAL RETURN PERFORMANCE GRAPHIC OMITTED]

                                                                         PERIOD ENDING
                                            ------------------------------------------------------------------------
INDEX                                         12/31/99    12/31/00     12/31/01    12/31/02    12/31/03    12/31/04
--------------------------------------------------------------------------------------------------------------------
Juniata Valley Financial Corporation            100.00       79.45       101.39      106.55      129.90      166.95
Russell 3000                                    100.00       92.54        81.94       64.29       84.25       94.32
Juniata Valley Peer Group*                      100.00       88.63       110.23      133.31      179.63      190.47

* Juniata Valley Peer Group consists of ACNB Corporation, Citizens & Northern Corporation, Codorus Valley Bancorp, Inc., Columbia Financial Corp., Community Banks, Inc., Fidelity D&D Bancorp, Inc., PennRock Financial Services Corp., and Union National Financial Corp.

                             DIRECTOR'S COMPENSATION

     We pay each director an annual director's fee of $9,000 for attending 12 regular meetings of the Board of Directors. We also pay each director who is not an executive officer $90 for attending each committee meeting and special meeting of the Board of Directors. In addition to meeting fees, the Company compensated the directors under the following plans.

                     DIRECTOR'S DEFERRED COMPENSATION PLANS
                     --------------------------------------

                                  The 1982 Plan
                                  -------------

     In 1982, we established a director's deferred compensation plan. This plan permitted participating directors to defer $3,900 in director's fees each year for a five year period beginning with the election to participate in the plan. In return we agreed to pay each participating director a specified amount in 120 equal payments beginning at the age of 65 or five years after the date the director elects to participate in the plan, whichever is later. If the director were to die before that time, payments would begin upon the death of the director. We applied the deferred director's compensation to the purchase of life insurance policies which will fund our obligations under the plan. The Company is the owner and the beneficiary of these life insurance policies.

                                  The 1987 Plan
                                  -------------

     In 1987, when the first director's deferred compensation plan was fully funded, we offered directors a second deferred compensation plan. Each director could elect to defer $4,700 in director's fees each year for five years in exchange for an additional benefit similar to that offered under the 1982 plan.

                                  The 1991 Plan
                                  -------------

     In 1991, when the second plan was funded, we offered a third deferred compensation plan to directors. Each director could elect to defer $6,000 in director's fees each year for five years in order to receive an additional benefit similar to that offered under the 1982 and 1987 plans.

     All three plans operate in substantially the same manner and all are funded by insurance policies as described above. The 1982, 1987 and 1991 plans will continue in effect.

                                  The 1999 Plan
                                  -------------

     Effective January 1, 1999, the Board of Directors adopted a director's deferred compensation plan which is in addition to the other plans described above. The 1999 plan is different than the other deferred compensation plans. The 1999 plan is an unfunded plan. We do not make contributions to the plan. This plan simply allows our directors to defer receipt of their compensation to future dates.

     Prior to each calendar year, a director may elect to defer receipt of all or a part of his or her compensation for that calendar year. We will credit the deferred amounts to an account maintained at the Bank. Each participating director will have a separate account. The deferred compensation will earn interest, compounded quarterly, at the current interest rate of the Bank's floating IRA savings program.

     A participating director who resigns as director before reaching age 55 will receive his or her account balance in one lump sum distribution. A participating director who resigns as director after reaching age 55 will receive his or her account balance in equal semi-annual payments the ten years beginning on the earlier of January 1 or July 1 after the director resigns.

     If a participating director dies prior to receiving all of his or her account balance, we will pay the director's remaining account balance in one lump sum to the director's designated beneficiary. In the event of a director's permanent disability or unforeseeable emergency, the Board of Directors has the discretion to accelerate payment of that director's account balance.

                           Director's Retirement Plan
                           --------------------------

     In December, 1988, the Bank established a retirement program for directors. All persons who were directors of the Bank on January 1, 1988, are eligible for benefits under the plan. All directors who became directors after January 1, 1988, are eligible upon completing six months of service on the Board. The plan provides for a target retirement benefit of $7,800 per year for 10 years beginning at age 65, or, if later, when the director has completed 10 years of credited service (as defined in the plan) with the Board. The retirement benefit for each director will accrue over his or her remaining projected period of service until he or she reaches age 65 or completes 10 years of credited service. The plan depends on annual funding which is subject to approval by the Board of Directors. If the Board terminates the plan or declines to make a contribution in any year, directors will receive only the benefits that have accrued, even if less than the targeted benefits. Lesser benefits are payable in the event of the director's death, disability, or other termination (except terminations caused by the director's fraud or dishonesty).

     In January, 2001, certain directors who were not participating in the December, 1988 directors' retirement plan but who are now on the Board commenced participation in the retirement program. These directors included directors of the former Lewistown Trust Company, which merged into the bank in 1998. The benefit amount was increased to $8,500 per year commencing in 2001, applicable to all active directors who will commence benefit payments in 2001 or later. In addition, the director life insurance benefit of $25,000 per director will be provided through bank-owned life insurance ("BOLI") program because BOLI is a more cost-efficient way of providing the benefits. As a result, directors who remain on the Board until age 65 or later will be eligible to retain $25,000 of life insurance coverage for the rest of their lives. The eligible directors will not be required to pay any premiums on the life insurance policy, but will have the imputed value of the insurance coverage included in their taxable incomes. Benefits are also payable upon death, disability, early retirement or change in control. Benefits were accrued for Mr. Evanitsky in 2004 in the amount of $9,528. Mr. Evanitsky will be paid $8,500 per year for ten years upon his retirement at normal retirement age.

               STOCK OWNERSHIP BY MANAGEMENT AND BENEFICIAL OWNERS
               ---------------------------------------------------

     No individual, group or business owns more than five percent of the Company's stock. The following table shows the number of shares of common stock owned by each of the Company's directors, including Mr. Evanitsky (who is both a director and the Company's president and chief executive officer) and as a group. Common stock is the only class of equity securities of the Company that is outstanding.


Owner                                                  Number of Shares           Percentage of
                                                                                   Outstanding
                                                                                  Common Stock
Joe E. Benner                                          5,246 (1) (2)                    *
A. Jerome Cook                                         5,157 (1) (2) (4)                *
Martin L. Dreibelbis                                   6,065 (2) (4)                    *
Francis J. Evanitsky                                   8,015 (2) (3)                    *
Philip E. Gingerich, Jr.                               6,218 (2)                        *
Marshall L. Hartman                                   31,596                           1.39%
Don E. Haubert                                         5,474 (2)                        *
Timothy I. Havice                                     23,384 (1) (2)                   1.03%
Charles E. Hershberger                                 7,255 (5)                        *
Robert K. Metz                                        16,413                             *
Dale G. Nace                                           3,374 (2)                        *
John A. Renninger                                     13,409 (1)                         *
Richard M. Scanlon, DMD                                2,293 (2)                        *
Harold B. Shearer                                      5,914 (2) (6)                    *
Jan Snedeker                                           2,640 (2) (4)                    *
Ronald H. Witherite                                    1,834 (2)                        *
Directors (including Mr. Evanitsky) as a group       144,287 (7)                       6.33%(8)

*Indicates ownership of less than 1% of the outstanding common stock.

(1) Includes shares held solely by the director's spouse: as to Mr. Benner, 719 shares; as to Mr. Cook, 338 shares; as to Mr. Havice, 10,871 shares; as to Mr. Renninger, 2,594 shares.

(2) Includes shares held jointly by director and his spouse.

(3) Includes 4,972 shares that Mr. Evanitsky may acquire currently through the exercise of stock options.

(4) Includes shares held jointly by director and his children: and as to Mr. Cook 810 shares; Mr. Dreibelbis 459 shares. Mr. Snedeker 93 shares held solely by the directors' children.

(5) Includes 7,117 shares held by Stonewall Equity, a limited liability partnership owned by Mr. Hershberger and his spouse.

(6) Includes 132 shares held in a trust.

(7) Includes 14,580 shares that are indirectly owned.

(8) Based on the total shares outstanding plus the number of shares underlying Mr. Evanitsky's exercisable stock options.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Our directors and certain executive officers must file reports with the Securities and Exchange Commission indicating the number of shares of Company common stock they beneficially own and changes in their beneficial ownership. To the best of our knowledge, our directors and executive officers timely filed all required reports in 2004.

                                  OTHER MATTERS
                                  -------------

        SHAREHOLDER PROPOSALS FOR THE 2006 ANNUAL MEETING OF SHAREHOLDERS
        -----------------------------------------------------------------

     Under the Company's Bylaws, no business may be brought before an annual meeting of shareholders unless it is specified in the notice of the meeting or is otherwise brought before the meeting by the Board of Directors or by a shareholder entitled to vote who has delivered notice to the Company (containing information specified in the Bylaws) not less than 120 days prior to the anniversary of the mailing of the previous year's proxy statement. These requirements are separate from and in addition to the SEC's requirements that a shareholder must meet in order to have a shareholder proposal included in the Company's proxy statement. A shareholder wishing to submit a proposal for consideration at the 2006 annual meeting of Shareholders, either under SEC Rule 14a-8, or otherwise, should do so no later than December 13, 2005. A proposal submitted after that date will be considered untimely.

     If the corporate secretary of the Company receives notice of a shareholder proposal that complies with the governing Bylaw provision on or prior to the required date and if such proposal is properly presented at the 2006 annual meeting of shareholders, the proxies appointed by the Company may exercise discretionary authority in voting on such proposal if, in the Company's proxy statement for such meeting, the Company advises shareholders of the nature of such proposal and how the proxies appointed by the Company intend to vote on such proposal, unless the shareholder submitting the proposal satisfies certain SEC requirements, including the mailing of a separate statement to the Company's shareholders.

     The presiding officer of the meeting may refuse to permit any proposal to be made at an annual meeting by a shareholder who has not complied with all of the governing Bylaw procedures, including receipt of the required notice by the corporate secretary for the Company by the date specified. If a shareholder proposal is received by the Company after the required notice date but the presiding officer of the meeting nevertheless permits such proposal to be made at the 2006 annual meeting of shareholders, the proxies appointed by the Company may exercise discretionary authority when voting on such proposal.

     If the date of our next annual meeting is advanced or delayed more than 30 days from the anniversary of the 2005 annual meeting, we will promptly inform you of the change of the annual meeting and the date by which shareholder proposals must be received.

                                 OTHER BUSINESS
                                 --------------

     At the date of this proxy statement, we are not aware of any business to be presented at the annual meeting other than the election of directors discussed in this proxy statement. If other proposals are properly brought before the meeting, the proxy holders named in the enclosed proxy card will vote your shares in accordance with their best judgment.

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
                    ----------------------------------------

     The Audit Committee has engaged Beard Miller Company LLP, Pittsburgh, Pennsylvania, as principal accountant to audit the financial statements of the Company and the Bank for the year 2005. This firm has no material relationship with the Company or the Bank and is considered to be well qualified. A representative of the firm is expected to be at the annual meeting. That representative will have the opportunity to make a statement if he so desires, and he will be available to respond to appropriate questions.

     Before Beard Miller Company LLP performs any non-audit services for the Company, the Audit Committee is informed at a meeting that such services are necessary and is advised of the estimated costs of such services. The Audit Committee then decides whether to approve Beard Miller's performance of the services. In 2004, all services performed by Beard Miller Company were approved in advance pursuant to these procedures. The Audit Committee has determined that the performance by Beard Miller Company LLP of benefit plan audits, the preparation of tax returns and advice on SEC accounting issues is compatible with maintaining that firm's independence. The Company has paid the following fees to Beard Miller Company LLP in the last two years:


     Year   Audit Fees(1)   Audit-Related Fees (2)   Tax Fees (3)   All Other Fees(4)
     ----   -------------   ----------------------   ------------   -----------------

     2004      $71,940             $10,746              $5,300           $3,910
     2003      $69,002             $14,390              $8,662           $8,019

(1) Includes professional services rendered for the audit of the Company's annual financial statements and review of financial statements included in Forms 10-Q, or services normally provided in connection with statutory and regulatory filings (i.e., attest services required by banking regulations or Section 404 of the Sarbanes-Oxley Act), including out-of-pocket expenses.
(2) Assurance and related services reasonably related to the performance of the audit or review of financial statements include the following: retirement and 401k plans.
(3) Tax fees include the following: preparation of state and federal tax returns.
(4) Other fees represent discussions with management regarding Sarbanes-Oxley, employee stock purchase plan issues, accounting treatment of insurance proceeds, and discussions on various accounting and SEC issues.

                           ANNUAL REPORT ON FORM 10-K
                           --------------------------

     SHAREHOLDERS CAN OBTAIN A COPY OF OUR ANNUAL REPORT ON FORM 10-K FREE OF CHARGE BY SENDING A WRITTEN REQUEST TO MS. LINDA L. ENGLE, EXECUTIVE VICE PRESIDENT/CFO, THE JUNIATA VALLEY BANK, PO BOX 66, MIFFLINTOWN, PA 17059.

       OBTAINING MULTIPLE COPIES OF THE PROXY STATEMENT AND ANNUAL REPORT
       ------------------------------------------------------------------

     Only one Annual Report and proxy statement are being delivered to shareholders sharing an address unless we have received contrary instructions from one or more of the shareholders. We will deliver promptly, upon written or oral request, a separate copy of the Annual Report and proxy statement to you, if you reside at a shared address to which single copies were sent. You can make a request for delivery of individual copies of the Annual Report and proxy statement (or for delivery of a single copy if you reside at a shared address and are receiving multiple copies) by calling Linda Engle, Executive Vice President and CFO at 717-436-8211, or by mailing a request to her at the above address.

                                 RETURN OF PROXY
                                 ---------------

     We urge you to sign, date and return the enclosed proxy card as soon as possible, whether or not you plan to attend the meeting in person. If you do attend the meeting, you may then withdraw your proxy.



                                         BY ORDER OF THE BOARD OF
                                         DIRECTORS


                                         [SIGNATURE GRAPHIC OMITTED]


                                         RONALD H. WITHERITE
                                         Secretary

Mifflintown, Pennsylvania
April 12, 2005

                                     PROXY
                         JUNIATA VALLEY FINANCIAL CORP.
                                   P.O. Box 66
                              Mifflintown, PA 17059
                            Telephone: (717) 436-8211

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                   DIRECTORS OF JUNIATA VALLEY FINANCIAL CORP.

     The undersigned hereby appoints SYLVIA Z. BERRY, JOHN H. CUNNINGHAM, AND JEFFREY A. FUNK as Proxies, each with the power to appoint his or her substitute, and authorizes them to represent and vote, as designated below, all the shares of common stock of Juniata Valley Financial Corp. held of record by the undersigned on April 11, 2005, at the annual meeting of shareholders to be held on May 17, 2005.

DIRECTORS RECOMMEND A "FOR" VOTE FOR THE FOLLOWING MATTER:

1.   ELECTION OF DIRECTORS (CHECK ONE):

     For all Nominees Listed Below ___ Withhold authority for all Nominees ___ (except as indicated below)

                                     CLASS C
                                     -------

                    Joe E. Benner                     Dale G. Nace
                    Francis J. Evanitsky              Harold B. Shearer
                    Philip E. Gingerich, Jr.          Jan G. Snedeker

INSTRUCTION:        To withhold authority to vote for any individual nominee(s), write the nominee's name(s) in the space immediately below.



THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED. ALTHOUGH THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED, THIS PROXY ALSO CONFERS AUTHORITY TO VOTE ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING, OR, ANY ADJOURNMENT THEREOF, IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT. THIS PROXY MAY BE REVOKED PRIOR TO ITS EXERCISE.


                         , 2005                                          (SEAL)
-------------------------                --------------------------------
Dated                                    Signature



                                         --------------------------------
                                         Signature

                                         Please sign exactly as your name
                                         appears hereon. When signing as an
                                         Attorney, Executor, Administrator,
                                         Trustee or Guardian, please give full
                                         title. If more than one Trustee, ALL
                                         MUST SIGN. ALL JOINT OWNERS MUST SIGN.